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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE INTERNATIONAL FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

On April 25, 2003, the shareholders of Credit Suisse International Fund (the "International Fund") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of all of its assets and liabilities to Credit Suisse International Focus Fund, Inc. (the "International Focus Fund"), in exchange for shares of the International Focus Fund. As of April 25, 2003, the International Fund ceased operations; its shares are no longer available for purchase or redemption.

Dated: April 25, 2003                                              CSDVI-16-0403
                                                                   2003-023